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                                                                    Exhibit 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Commonwealth Energy Corporation (the "Company") on Form 10-K for the year ending July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), James L. Oliver, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: October 29, 2002                       By:       /s/ James L. Oliver
                                                 -------------------------------
                                                         James L. Oliver
                                                     Chief Financial Officer